Exhibit 99.1
Monthly Operating Report for the period May 1, 2009 — May 31, 2009
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Vermillion, Inc.	Case No. 09-11091 (CSS) Reporting Period: May 01, 2009 — May 31, 2009
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	exhibit 1, 1a &2
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements		X
Cash disbursements journals		exhibit 3
Statement of Operations	MOR-2	exhibit 4
Balance Sheet	MOR-3	exhibit 5
Status of Postpetition Taxes	MOR-4	exhibit 6
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4	exhibit 7
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Gail S. Page	24-Jun-09

Signature of Authorized Individual*	Date

Gail S. Page	Executive Chairman

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

Vermillion, Inc.	MOR-1

In re: Vermillion, Inc. Debtor	Case No. 09-11091 (CSS) Reporting Period: May 01, 2009 — May 31, 2009
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	568,930.28	0			568,930.28

RECEIPTS
CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
OTHER (ATTACH LIST)					0.00
Rebate check from Dell USA					390.65
Refund from Airespring Inc.					139.52
Refund check from FedEx					59.67
Check from former employees for COBRA premium					2,420.48
Security deposit refund from Canadian government					4,243.40
TRANSFERS (FROM DIP ACCTS)					0.00
TOTAL RECEIPTS					7,253.72

DISBURSEMENTS
NET PAYROLL					15,643.59
PAYROLL TAXES					9,831.55
SALES, USE, & OTHER TAXES					0.00
INVENTORY PURCHASES					0.00
SECURED/RENTAL/LEASES					9,695.61
INSURANCE					9,981.00
ADMINISTRATIVE					158,098.28
SELLING
OTHER (ATTACH LIST)
Bank charge					674.61
ADP payroll processing fee					552.65
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES					325.00
COURT COSTS
TOTAL DISBURSEMENTS					204,802.29

NET CASH FLOW					-197,548.57
(RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH					371,381.71

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	204,802.29
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$204,802.29
FORM MOR-1
(04/07)

Vermillion, Inc.	MOR-1a

In re: Vermillion, Inc. Debtor	Case No. 09-11091 (CSS) Reporting Period: May 01, 2009 — May 31, 2009
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#3300661—8	#3300661—2	#	#
BALANCE PER BOOKS	See exhibit 1&1a	See exhibit 2

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *

*	Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
FORM MOR-1a
(04/07)

Vermillion, Inc.	MOR-1a

VERMILLION INC.	MOR1 — Exhibit 1
Silicon Valley Bank -Checking Account 3300661008
As of May 31, 2009

Closing Ledger Per Statement	410,335.71	1
Sweep In Transit Per Statement	0.00	2

Checks outstanding (exhibit1a)	(38,954.00)
Checks held	0.00
Deposit in transit	0.00

	371,381.71

Balance per general ledger: Account 1010	371,381.71

Variance	—

Vermillion, Inc.	MOR-1a

Vermillion Inc.	MOR1a — Exhibit 1
Outstanding Checks as of 5/31/09

CHECK NO.	DATE	PAYEE NAME	AMOUNT	CLR

2017	5/22/2009	ANTHEM BLUE CROSS	5,319.00	N
2020	5/22/2009	CREECH, WILLIAM B.	875	N
2032	5/22/2009	PAGE, GAIL	32,760.00	N
			38,954.00

Vermillion, Inc.	MOR-1a
Exhibit 2

VERMILLION, INC
Silicon Valley Bank Payroll Account 3300661012 — GL Account #1016
As Of May 31, 2009

Balance per bank statement:	0.00

Less outstanding checks:
ck # Check Date Name

0.00

Balance per general ledger: Account 1016	0.00

Variance	—

Vermillion, Inc.	MOR-1b

In re: Vermillion, Inc.	Case No.09-11091 (CSS)
Debtor	Reporting Period: May 1, 2009 — May 31, 2009
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
BMC Group, Inc.	Retainer fee	10,000.00		301471	04/09/09	10,000.00

Vermillion, Inc.	MOR-1b
The portion of the Monthly Operating Report containing copies of bank statements, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

Vermillion, Inc.	MOR-1b
Exhibit 3
Exhibit 3 to the Monthly Operating Report containing a check history report, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

Vermillion, Inc.	MOR-2

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: May 01, 2009 — May 31, 2009
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$0.00	$
Less: Returns and Allowances
Net Revenue	$0.00	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	$0.00
OPERATING EXPENSES	See Exhibit 4
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES	See Exhibit 4
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS	See Exhibit 4
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	(564,456.08)	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(04/07)

Vermillion, Inc.	MOR-2

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: May 1, 2009 — May 31, 2009
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
FORM MOR-2 CONT’D
(04/07)

Vermillion, Inc.	MOR-2

VERMILLION INC. MOR 2 — INCOME STATEMENT — May 2009	MOR 2 — Exhibit 4
OPERATING EXPENSES

GL ACCT	DESCRIPTION	AMT
8009	SAFETY SUPPLIES	70.00
8023	LAB SUPPLIES — GENERAL	17,160.00
8110	SALARIES	24,302.78
8210	PAYROLL TAXES: F&A	1,859.46
8212	PAID TIME OFF	545.32
8220	WORKERS’ COMP INS.: F&A	174.25
8240	HEALTH INSURANCE: F&A	(487.48)
8310	CONSULTING FEES: LGL-UNSP	62,158.25
8311	OTHER OUTSIDE SERVICES	34,852.35
8320	LEGAL FEES — GENERAL	50,231.14
8321	LEGAL FEES — INTELLECTUAL PROP	15,388.93
8325	LEGAL FEES — LAWSUIT: LGL-UNSP	11,559.97
8330	ACCOUNTING FEES: F&A	552.65
8360	COLLABORATION COSTS	119,016.57
8375	ROYALTY/LICENSE FEES: LGL-UNSP	5,916.56
8383	BOARD FEES	1,666.66
8437	EQUIPMENT RENTALS: FAC-UNSP	707.79
8452	DEPRECIATION: FAC-UNSP	29,366.93
8465	AUTO AND TRUCK LEASE	(1,363.77)
8710	OFFICE SUPPLIES	30.17
8715	COPYING AND PRINTING	368.82
8716	INSURANCE — D&O	8,916.67
8731	SOFTWARE LICENSES & MAINT	704.50
8740	CELL PHONES AND PAGERS	2,778.28
8742	ISDN/WEB ACCESS CHARGES: IT-UN	1,148.53
8750	BANK CHARGES AND FEES: F&A	674.61
8765	FEES, PERMITS: F&A	1,975.00
8775	POSTAGE AND SHIPPING	287.07
8810	OFFICE RENT	9,279.10
8812	STORAGE	255.00
8813	PROPERTY TAXES	2,545.25
8815	BUSINESS INSURANCE	5,631.58
8820	UTILITIES	3,547.86
8825	OFFICE MAINTENANCE AND REPAIRS	329.00
8830	OFFICE TELEPHONE AND FAX	684.58
	TOTAL OPERATING EXPENSES	(412,834.38)
OTHER INCOME AND EXPENSES
9110	INTEREST INCOME-MONEY MARKET	(2,123.72)
9215	AMORTIZATION OF DEBT DISCOUNT	15,443.53
9230	INTEREST EXPENSE — CONVERTIBLE NOTES	105,625.00
9250	INTEREST EXPENSE-QUEST LOAN	31,849.31
9314	OFFERING COSTS AMORTIZATION	4,227.23
9325	OTHER INCOME	(4,243.40)
9360	FRANCHISE TAXES	843.75
	TOTAL OTHER INCOME AND EXPENSES	151,621.70

NET PROFIT (LOSS)		(564,456.08)

Vermillion, Inc.	MOR-3

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: May 1, 2009 — May 31, 2009
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	See exhibit 5
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$

TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-3
(04/07)

Vermillion, Inc.	MOR-3

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: May 1, 2009 — May 31, 2009
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
FORM MOR-3 CONT’D
(04/07)

Vermillion, Inc.	MOR-3

Vermillion Inc. For the Five Months Ending May 31, 2009	MOR3 — Exhibit 5

Assets:
Cash and cash equivalents	$380,969.90
Employee receivables
Prepaids and other	645,423.35
Intercompany — IllumeSys	222,159.97
Intercompany — CTI	10,318.48
Intercompany — Denmark	354,966.56
Intercompany — Germany	(370,347.39)
Intercompany — UK	20,888.89
Intercompany — France	(128,360.30)
Intercompany — Ciphergen Int’l	2,507,898.82
Intercompany — Japan	1,261,994.85
Intercompany — Italy	10,504.77
Intercompany — China	(527,039.97)
Fixed assets	2,962,643.96
Accumulated depreciation	(2,507,728.92)
Investment in IllumeSys	1,699,988.35
Investment in UK	17,569.28
Investment in Denmark	65,413.35
Investment in China	618,339.92
Investment in Germany	266,480.00
Investment in Japan	(1,008,058.87)
Investment in Italy	9,112.44
Investment in France	9,314.25
Other long-term assets	3,401,735.49

Total assets	9,924,187.08
Liabilities:
Accounts payable	2,596,130.50
Accrued liabilities	1,150,856.00
Accrued payroll and related	131,307.11
Intercompany accounts
Deferred rent — current	2,233.44
Other current liabilities, net of discount	2,500,000.00
Convertible senior notes, net of discounts	16,453,669.38
Long-term debt to related party	9,999,999.84

Total liabilities	32,834,196.27
Stockholders’ equity:
Common stock	6,383.92
Additional paid in capital	225,430,142.83
Deferred stock-based compensation	3,152,300.93
Accum. comprehensive income
Retained earnings — prior	(248,699,448.32)
Retained earnings — current	(2,799,388.54)

Total stockholders’ equity	(22,910,009.18)

Total liabilities and equity	9,924,187.09

Vermillion, Inc.	MOR-4

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: May 1, 2009 — May 31, 2009
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability

Federal
Withholding			4,509.56
FICA-Employee			1,810.36
FICA-Employer			1,810.36
Unemployment
Income
Other:
Total Federal Taxes			8,130.28
State and Local
Withholding			1,440.96
Sales
Excise
Unemployment
Real Property
Personal Property
Other: State disability insurance			260.31
Total State and Local			1,701.27
Total Taxes			9,831.55
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable. See exhibit 7

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable	173,379.72	196,377.91	1,060.50			370,818.13
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

Vermillion, Inc.	MOR-4

Exhibit 6
Exhibit 6 to the Monthly Operating Report containing tax withholding statements, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

Vermillion, Inc.	MOR-4
Case No. 09-11091 (CSS)
Exhibit 7
VERMILLION, INC
ACCOUNTS PAYABLE AGING REPORT
ALL OPEN INVOICE AGED BY INVOICE DATE

			H
VENDOR/	DATES		L INVOICE	DISCOUNT
INVOICE	NO. INVOICE	DUE DSCNT	D BALANCE	AMOUNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS

APPLI11	APPLIED CLINICAL INTELLIGENCE
09-156	MAY 05/31/09 06/30		58,600.00	0	58,600.00

ATT06	AT&T
50509	05/05/09 05/05		310.23	0	310.23
51309	05/13/09 05/13		26.33	0	26.33

BAKER01	BAKER & MCKENZIE LLP
212006	08 04/30/09 04/30		829	0		829

BOWNE00	BOWNE OF LOS ANGELES, INC.
90425	210 04/15/09 04/15		2,166.00	0		2,166.00
90436	080 04/22/09 04/22		413	0		413

I09055	733- 06/01/09 06/01		29,473.00	0	29,473.00
CARRU01	CARRUTHERS, SUSAND
53109	05/31/09 05/31		2,699.00	0	2,699.00

CINTA00	CINTAS CORPORATION #045
DG3804	4465 04/08/09 05/08		109.95	0		109.95
DG3804	6395 05/14/09 06/13		70	0	70

CITTE00	CIT TECHNOLOGY FIN SERV, INC
141567	35 04/24/09 04/24		676.61	0		676.61
143891	26 05/31/09 05/31		383.31	0	383.31
A14156	735 04/24/09 04/24		353.62	0		353.62

CTCOR00	CT CORPORATION
42909	04/29/09 05/29		12,900.00	0		12,900.00
200438	1405 05/31/09 06/30		270	0	270

DELUX00	DELUXE BUSINESS CHECKS
379951	76 04/28/09 05/28		368.82	0		368.82

			H
VENDOR/	DATES		L INVOICE	DISCOUNT
INVOICE	NO. INVOICE	DUE DSCNT	D BALANCE	AMOUNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS

FACIL01	FACILITIES MAINTENANCE SVCS
28336	05/15/09 06/14		329	0	329

FEDEX03	FEDEX ERS
896770	490 04/06/09 04/21		316.13	0		316.13

FOLEY01	FOLEY & LARDNER
310280	51 04/18/09 04/18		380.5	0		380.5

HARPE02	HARPER, MARIBETH R.
15	04/21/09 05/05		73.5	0		73.5

JOHNS00	JOHNS HOPKINS UNIVERS ITY
43009	04/30/09 04/30		154,000.00	0		154,000.00

OHIOS00	THE OHIO STATE UNIVERSITY
1747A	05/18/09 06/17		3,500.00	0	3,500.00
1747B	05/18/09 06/17		875	0	875
1747C	05/18/09 06/17		2,625.00	0	2,625.00

PAGEA00	PAGE, GAIL
GP002	05/31/09 05/31		7,280.00	0	7,280.00

PALLI00	PALLIS, KATHERINE C.
57	05/31/09 06/30		441.9	0	441.9

PRAXA00	PRAXAIR DISTRIBUTION, INC.
328740	91 04/20/09 05/20		29.8	0		29.8

PRECI09	PRECISIONMED INC.
706	05/31/09 05/31		5,000.00	0	5,000.00

PRICE03	PRICEWATERHOUSECOOPER S LLP
103133	4045 04/22/09 04/22		2,500.00	0		2,500.00

PRNEW00	PR NEWSWIRE
100724	051 04/02/09 04/02		1,060.50	0			1,060.50
	PROLO00 PROLOGIS
	LIMITED PARTNERSHIP-I
51809	05/18/09 05/18		9,076.06	0	9,076.06

PURCH00	PURCHASE POWER
42109	04/21/09 05/06		25	0		25

			H
VENDOR/	DATES		L INVOICE	DISCOUNT
INVOICE	NO. INVOICE	DUE DSCNT	D BALANCE	AMOUNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS

QUINN00	QUINN EMANUEL URQUHAR T
114098	7 04/13/09 04/13		4,075.98	0		4,075.98

SPECIAL	Speciality Laboratories
366944	9 04/30/09 04/30		17,160.00	0		17,160.00

WOMBLE	Womble Carlyle Sandridge & Ric
181226	2 05/13/09 05/13		49,402.14	0	49,402.14

ZHOUT01	ZHOU, QUN
O53109	05/31/09 05/31		3,018.75	0	3,018.75

	REPORT TOTALS:		370,818.13	0.00	173,379.72	196,377.91	1,060.50	0.00	0.00

Vermillion, Inc.	MOR-5
In re: Vermillion, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
N/A

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
FORM MOR-5
(04/07)